                                                       Exhibit 10(bb)


                             REVOLVING CREDIT NOTE
                             ----------------------

$5,000,000                                             August 23, 2000

     FOR VALUE RECEIVED and intending to be legally bound, the undersigned, Credit Concepts, Inc. ("Borrower") promises to pay, in lawful money of the United States, to the order of Summit Bank ("Lender"), at the offices of Summit Bank, 6 East Trenton Avenue, Suite 201, Morrisville, PA 19067, (or at such other address as Lender may designate to Borrowers), the maximum aggregate principal sum of Five Million ($5,000,000) Dollars or such lesser sum which represents the outstanding balance of the principal balance outstanding under the Revolving Credit established pursuant to the provisions of that certain Finance Agreement dated of even date, herewith between Lender and Borrower (as supplemented, amended, extended or replaced from time to time, the "Loan Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     The outstanding principal balance hereunder shall be payable on the Termination Date. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of receipts and disbursements with respect to such Revolving Credit, which shall be presumptive evidence of such amount absent manifest error.

     Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Agreement. Interest shall be calculated on a basis of a year of 360 days but computed for the actual number of days elapsed, and shall be due and payable on the first day of each month commencing on September 1, 2000.

     Notwithstanding the entry of judgment on this Revolving Credit Note, interest shall continue to accrue and be owing at the applicable contract rate set forth in the Loan Agreement. In no event shall the amount of interest paid or agreed to be paid to Lender hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In such event, the interest rate shall automatically be reduced to the maximum rate permitted by such law and Lender may set off any excess received against other Obligations due or to become due.

     This Revolving Credit Note is that certain Revolving Credit Note referred to in the Loan Agreement and other Loan Documents. This Revolving Credit Note ("Note") shall evidence Borrower's unconditional obligation to repay the outstanding balance of the Loan, with interest thereon and expenses in connection therewith. If an Event of Default occurs and is continuing under the Loan Agreement, Lender shall thereupon have the option at any time and from time to time, to declare the unpaid principal balance of this Note along with accrued and unpaid interest and expenses to be immediately due and payable and to exercise all rights and remedies set forth herein, and in the other Loan Documents, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness hereunder and thereunder. This Note is secured by the Collateral described in the Loan Agreement.

     Borrower hereby waives presentment for payment, protest, demand, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Lender of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Borrower agrees to reimburse Lender following acceleration of Borrower's Obligations after an Event of Default or the failure to repay the Borrower's Obligations in full upon maturity for all expenses, including, without limitation, attorneys' fees, incurred by Lender (if entitled thereto) to enforce the provisions of this Note, to protect, preserve and defend Lender's rights under the Loan Documents, and collect Borrower's Obligations hereunder as described in the Loan Agreement.

     AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, TO APPEAR FOR BORROWER IN ANY SUCH COURT, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM OR TIME THERE OR ELSEWHERE TO BE HELD AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER IN FAVOR OF LENDER FOR ALL SUMS DUE OR TO BECOME DUE BY BORROWER TO LENDER UNDER THIS NOTE, WITH COSTS OF SUIT AND RELEASE OF ERRORS AND WITH THE GREATER OF ONE QUARTER OF ONE PERCENT (.25%) OF SUCH SUMS OR $7,500.00 ADDED AS A REASONABLE ATTORNEY'S FEE; AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT; SUCH AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

     BORROWER ACKNOWLEDGES THAT THEY HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE.

     BORROWER, BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING CONCERNING THE VALIDITY OF ANY AND ALL CLAIMS THAT MAY BE ASSERTED AGAINST BORROWER BY LENDER BEFORE A JUDGMENT CAN BE ENTERED HEREUNDER OR BEFORE EXECUTION MAY BE LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF BORROWER, HEREBY WAIVES THESE RIGHTS AND AGREE AND CONSENT TO JUDGMENT BEING ENTERED BY CONFESSION IN ACCORDANCE WITH THE TERMS HEREOF AND EXECUTION BEING LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF BORROWER, IN EACH CASE WITHOUT FIRST GIVING NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM OR CLAIMS UPON WHICH SUCH JUDGMENT IS ENTERED.

     This Note shall be construed and governed by the laws of the Commonwealth of Pennsylvania, without regard to its otherwise applicable principles of conflict of laws. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, JURY TRIAL IS WAIVED BY BORROWER AND LENDER IN CONNECTION WITH ANY CONTROVERSY OR PROCEEDING INVOLVING THE RIGHTS OF THE PARTIES TO THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

                                   CREDIT CONCEPTS, INC.


                                   By   -------------------------------